Exhibit 10.35

EXECUTION COPY

AMENDMENT NO. 3 TO THE

LOAN DOCUMENTS

Dated as of October 21, 2003

AMENDMENT NO. 3 TO THE LOAN DOCUMENTS among CONSOL ENERGY INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITICORP NORTH AMERICA, INC., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 16, 2002, as amended by the letter amendment thereto dated as of November 22, 2002 and Amendment No. 2 to the Loan Documents dated as of September 15, 2003 (such Credit Agreement, as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendment to Credit Agreement. Section 5.02(n) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the figure “$275,000,000” opposite the date December 31, 2003 and substituting therefor the figure “293,500,000”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received counterparts of the Consent appended hereto (the “Consent”), executed by each of the Subsidiary Guarantors. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) Each Loan Party is validly organized and existing and in good standing under the laws of the state of its organization, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify would reasonably be expected to have a Materially Adverse Effect and has full power and authority to own and hold under lease its property and conduct its business substantially as presently conducted by it. Each Loan Party has full power and authority to enter into and to perform its obligations under this Amendment and the Credit Agreement and each other Loan Document to which each is a party, as amended hereby, and to obtain the Advances under the Credit Agreement, as amended hereby, in the case of the Borrower.

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(b) The execution and delivery by each Loan Party of this Amendment and the Credit Agreement and each Loan Document executed by it, as amended hereby, and the performance by each of its respective obligations thereunder and the borrowings under the Credit Agreement, as amended hereby, by the Borrower have been duly authorized by all necessary corporate, partnership and limited liability company action, as the case may be, do not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or material Contractual Obligation of such Loan Party (or any other material Contractual Obligation) or any present law or governmental regulation or court decree or order applicable to any Loan Party and will not result in or require the creation or imposition of any Lien in any of their respective properties pursuant to the provisions of any Contractual Obligation.

(c) This Amendment and the Credit Agreement, as amended hereby, is, and each Loan Document executed by any Loan Party will on the due execution and delivery thereof be, the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and by general equitable principles.

(d) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (ii) purports to affect the legality, validity or enforceability of this Amendment, the Collateral Agreements or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

(e) The Collateral Agreements consisting of security agreements or mortgages to which the Loan Parties are or are to be a party, when delivered hereunder, will create valid and perfected first priority liens and security interests in and to the Collateral covered thereby, securing the payment of the Secured Obligations (in each case, as defined in such Collateral Agreement).

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Collateral Agreements and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONSOL ENERGY INC.

By	/s/ John M. Reilly
	Title:	Treasurer

CITICORP NORTH AMERICA, INC., as Agent and as a Lender

By	/s/ Daniel J. Miller
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By	/s/ Gerd Lengfeld
	Title:	Director

By	/s/ Dominik Rohe
	Title:	Analyst

PNC BANK, N.A.

By	/s/ N. Hershland
	Title:	AVP

THE BANK OF NOVA SCOTIA

By	/s/ Denis O’Meara
	Name:	Denis O’Meara
	Title:	Managing Director

BARCLAYS BANK PLC

By	/s/
	Title:	Director

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH

By	/s/ Thomas Taylor /s/ THOMAS PETZ
	Title:	Thomas Taylor THOMAS PETZ
Director DIRECTOR

WESTLB, NEW YORK BRANCH

By	/s/ Salvatore Battinelli
	Title:	Salvatore Battinelli, Managing Director

By	/s/ Daniel Hitcock
Daniel Hitchcock, Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ R. Scott McInnis
	Name:	R. Scott McInnis
	Title:	Country Head-USA

NATIONAL CITY BANK

By	/s/ S. Demmick
	Title:	VP

CONSENT

Dated as of October    , 2003

The undersigned, each a Guarantor Subsidiary under the Subsidiary Guaranty dated September 16, 2002 (the “Subsidiary Guaranty”) in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty and the import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (b) the Collateral Documents to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

CNX GAS COMPANY LLC

By	/s/ John M. Reilly
	Title:	Treasurer

CONSOLIDATION COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

CONRHEIN COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

CONSOL OF KENTUCKY INC.

By	/s/ John M. Reilly
	Title:	Treasurer

CONSOL PENNSYLVANIA COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

EIGHTY-FOUR MINING COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

ISLAND CREEK COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

RESERVE COAL PROPERTIES COMPANY

By	/s/ W.D. Stanhagen
	Title:	Vice-President

ROCHESTER & PITTSBURGH COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

CARDINAL STATES GATHERING COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

CENTRAL OHIO COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

CHURCH STREET HOLDINGS, INC.

By	/s/ John M. Reilly
	Title:	Treasurer

CNX LAND RESOURCES INC.

By	/s/ W.D. Stanhagen
	Title:	President

CNX MARINE TERMINALS INC.

By	/s/ R.G. Stovash
	Title:	President

CONSOL DOCKS INC.

By	/s/ R.G. Stovash
	Title:	President

CONSOL FINANCIAL INC.

By	/s/ John M. Reilly
	Title:	Treasurer

CONSOL OF CANADA, INC.

By	/s/ John M. Reilly
	Title:	Treasurer

CONSOL SALES COMPANY

By	/s/ R.G. Stovash
	Title:	President

GREENE ENERGY LLC

By	/s/ John M. Reilly
	Title:	Treasurer

HELVETIA COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

IC COAL INC.

By	/s/ John M. Reilly
	Title:	Treasurer

JEFFCO COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

KEYSTONE COAL MINING CORPORATION

By	/s/ John M. Reilly
	Title:	Treasurer

LAUREL RUN MINING COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

LEATHERWOOD, INC.

By	/s/ John M. Reilly
	Title:	Treasurer

McELROY COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

MTB INC.

By	/s/ W.D. Stanhagen
	Title:	Vice-President

NEW CENTURY HOLDINGS, INC.

By	/s/ John M. Reilly
	Title:	Treasurer

QUARTO MINING COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

SOUTHERN OHIO COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

THE WHITE STAR COAL CO., INC.

By	/s/ John M. Reilly
	Title:	Treasurer

TWIN RIVERS TOWING COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

UNITED EASTERN COAL SALES COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

WINDSOR COAL COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer

WOLPEN KNOB DEVELOPMENT COMPANY

By	/s/ John M. Reilly
	Title:	Treasurer